     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2000

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                          THE ST. PAUL COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

                         MINNESOTA                                         41-0518860
      (State or other jurisdiction of incorporation or        (I.R.S. Employer Identification No.)
                       organization)

                             385 Washington Street
                           St. Paul, Minnesota 55102
                                 (651) 310-7911
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               ------------------

                               BRUCE A. BACKBERG
                             SENIOR VICE PRESIDENT
                          THE ST. PAUL COMPANIES, INC.
                385 WASHINGTON STREET, ST. PAUL, MINNESOTA 55102
                                 (651) 310-7916

      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------

                                WITH A COPY TO:
                               DONALD R. CRAWSHAW
                              SULLIVAN & CROMWELL
                                125 Broad Street
                            New York, New York 10004
                                 (212) 558-4000

                               ------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-67139

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                               ------------------

                        CALCULATION OF REGISTRATION FEE

                                                             PROPOSED MAXIMUM            PROPOSED
     TITLE OF EACH CLASS OF            AMOUNT TO BE           OFFERING PRICE        MAXIMUM AGGREGATE           AMOUNT OF
  SECURITIES TO BE REGISTERED           REGISTERED             PER UNIT(1)          OFFERING PRICE(1)        REGISTRATION FEE
Debt securities.................       $50,000,000                 100%                $50,000,000               $13,200

(1) Estimated in accordance with Rule 457 solely for the purpose of calculating the registration fee.

                               ------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-67139) filed by The St. Paul Companies, Inc. with the Securities and Exchange Commission on March 30, 2000, as amended, which was declared effective by the Commission on March 30, 2000, including the exhibits thereto, are incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and State of Minnesota, on the 12th day of April, 2000.

                                          By:        /s/ BRUCE A. BACKBERG
                                             -----------------------------------

                                                   Bruce A. Backberg, Esq.
                                                    SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 12, 2000 by the following persons in the capacities indicated:

                      SIGNATURE                                            TITLE
                      ---------                                            -----

             /s/ DOUGLAS W. LEATHERDALE
     -------------------------------------------       Director, Chairman of the Board, and Chief
               Douglas W. Leatherdale                   Executive Officer

                          *
     -------------------------------------------       Director
                 H. Furlong Baldwin
     -------------------------------------------
                Michael R. Bonsignore                  Director

                          *
     -------------------------------------------       Director
                   John H. Dasburg
     -------------------------------------------
                  W. John Driscoll                     Director

                          *
     -------------------------------------------       Director
                Kenneth M. Duberstein

                      SIGNATURE                                            TITLE
                      ---------                                            -----

     -------------------------------------------
                  Pierson M. Grieve                    Director

                          *
     -------------------------------------------       Director, President and Chief Operating
                 James E. Gustafson                     Officer

                          *
     -------------------------------------------       Director
                  Thomas R. Hodgson

                          *
     -------------------------------------------       Director
                    David G. John

                          *
     -------------------------------------------       Director
                  William H. Kling

                          *
     -------------------------------------------       Director
                  Bruce K. MacLaury

                          *
     -------------------------------------------       Director
                Glen D. Nelson, M.D.

                          *
     -------------------------------------------       Director
                  Anita M. Pampusch
     -------------------------------------------
                 Gordon M. Sprenger                    Director

                  /s/ PAUL J. LISKA
     -------------------------------------------       Executive Vice President and
                    Paul J. Liska                       Chief Financial Officer

                /s/ THOMAS A. BRADLEY                  Senior Vice President--Finance and Corporate
     -------------------------------------------        Planning and Development
                  Thomas A. Bradley                     (Principal Accounting Officer)

*By:        /S/ SANDRA ULSAKER WIESE
               --------------------------------------
         Sandra Ulsaker Wiese, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

       EXHIBIT
         NO.
---------------------
         5.1            Opinion and consent of Bruce A. Backberg, Esq.
         5.2            Opinion and consent of Sullivan & Cromwell.
        23.1            Consent of KPMG LLP.
        23.2            Consent of Ernst & Young LLP.
        23.3            Consent of Bruce A. Backberg, Esq. (included as part of
                        Exhibit 5.1).
        23.4            Consent of Sullivan & Cromwell (included as part of Exhibit
                        5.2).
        24.1            Powers of attorney.